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Exhibit 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of USINTERNETWORKING, Inc. of our report dated March 3, 1999, which appears on page F-37 of the Prospectus constituting part of the Registration Statement on Form S-1 (No. 333-70717).

                                       /s/ Mahoney Cohen & Company, CPA, P.C.
                                           ----------------------------------


New York, New York
April 19, 1999